UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[X]    Definitive Information Statement

PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box) :

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined) :

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________________________

2)	Form, Schedule or Registration Statement No.: _____________________

3)	Filing Party: ________________________________________________

PRINCIPAL FUNDS, INC. – MIDCAP GROWTH FUND III
INFORMATION STATEMENT
March 12, 2014
This Information Statement is provided in connection with the addition of new Sub-Advisors to the Principal Funds, Inc. (“PFI”) - MidCap Growth Fund III (“the “Fund”). Robert W. Baird & Co. Incorporated (“Baird”) and William Blair & Company, L.L.C. (“William Blair” and together with Baird, the “Sub-Advisors” and each a "Sub-Advisor"), entered into Sub-advisory Agreements (each a “Sub-advisory Agreement” and together the “Sub-advisory Agreements”) with Principal Management Corporation (the “Advisor”), the investment advisor to PFI, on January 06, 2014 and December 27, 2013 respectively, and began providing investment advisory services to the Fund on or about January 13, 2014.
Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more Sub-Advisors, change Sub-Advisors and reallocate management fees between the Advisor and the Sub-Advisors, without obtaining shareholder approval.
The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.
The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On December 10, 2013 the Board of Directors of PFI unanimously approved the replacement of Jacobs Levy Equity Management Inc. (“Jacobs Levy”) and Turner Investment Partners, Inc. (“Turner”) as Sub-Advisors to the Fund with William Blair & Company, L.L.C. (“William Blair”) and Robert W. Baird & Co. Incorporated (“Baird”). This decision was based primarily on qualitative concerns regarding each Sub-Advisor's declining assets under management.
NEW SUB-ADVISORY AGREEMENTS

The terms of the Sub-advisory Agreements are the same in all material respects as the previous Sub-advisory Agreements with Jacobs Levy and Turner other than the fees to be paid. The following is a brief summary of the material terms of the Agreements. This summary is qualified in its entirety by reference to the text of the Sub-advisory Agreements attached.

Like the previous Sub-advisory Agreements with Jacobs Levy and Turner, the new Sub-advisory Agreements provide that Baird and William Blair will, among other things,

(1)
provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)
advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment service provided to the Fund.

Under the Sub-advisory Agreements, PMC pays Baird and William Blair a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets it manages. The schedules for the fees PMC pays Baird and William Blair as well as the fees previously paid to Jacobs Levy and Turner are listed below.
NEW FEE SCHEDULES

Baird
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $600 million	0.40%
Over $600 million	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

William Blair
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $250 million	0.50%
Next $250 million	0.45%
Next $500 million	0.35%
Over $1 billion	0.33%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
PREVIOUS FEE SCHEDULES

Jacobs Levy
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $100 million	0.65%
Next $400 million	0.50%
Next $250 million	0.45%
Over $750 million	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Turner
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $600 million	0.50%
Over $600 million	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

NEW SUB-ADVISORS
Robert W. Baird & Co. Incorporated (“Baird”)
Baird's address is 777 East Wisconsin Avenue, Milwaukee, WI 53202

Ownership of Baird:
Robert W. Baird & Co. Incorporated (“Baird”), is owned indirectly by its associates and associates of Baird Kailash Group, LLC (“BKG”) through several holding companies. Baird is owned (100%) directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned (100%) by Baird Holding Company (“BHC”). BHC is owned (100%) by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Associates of Baird and BKG own substantially all of the outstanding stock of BFG.
Management of Baird. Set forth below is the names and principal occupations of the principal executive officers of Baird as well as the percentage ownership of Baird by such principal executive officers. The address for the listed officers is 777 East Wisconsin Avenue, Milwaukee, WI 53202.

Name	Position with Baird	Ownership Percentage
Paul E. Purcell	Director, Chairman & CEO	N/A
Steven G. Booth	Director, President & COO	N/A
Dominick P. Zarcone	Managing Director & CFO	N/A
Patrick S. Lawton	Director, Managing Director	N/A
William W. Mahler	Director, Managing Director	N/A
Michael J. Schroeder	Director, Managing Director	N/A
Mary Ellen Stanek	Director, Managing Director	N/A
Jon A. Langenfeld	Managing Director	N/A
Gordon G. Pan	Managing Director	N/A
Paul L. Schultz	Managing Director & Secretary	N/A
Dawn M. DeCicco	VP & Assistant Secretary	N/A
Similar Investment Companies Advised by Baird. Baird currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the Fund:

Account	Size*	Fee**
Baird MidCap Fund[1]	$735.93 million	0.75%
[1]Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.10% of average daily net assets for the Investor Class shares and 0.85% of average daily net assets for the Institutional Class shares. This obligation includes interest expense and the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies and excludes taxes, brokerage commissions and extraordinary expenses. The Advisor is entitled to recoup fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation. The agreement will continue in effect at least through April 30, 2015 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

* Approximate Fund Size as of February 28, 2014
** Annual fee rate based on net assets of the fund.
Fees Paid to Baird. The Advisor paid no fees to Baird for the fiscal year ending
October 31, 2013 with respect to the Fund.

William Blair & Company, L.L.C. (“William Blair”)
William Blair's address is 222 West Adams St., Chicago, IL 60606
Ownership of William Blair:
William Blair & Company, L.L.C. is a Delaware limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. WBC GP, LLC. is a General Partner of WBC Holdings, L.P. As of December 31, 2013, the firm had 171 partners of which 60 are within the William Blair investment management division. All limited partners of WBC Holdings, L.P. are active employees of William Blair & Company, L.L.C. Actual ownership percentages are confidential. No partner’s interest is at or above 20%.
Management of William Blair. Set forth below is the names and principal occupations of the principal executive officers of William Blair as well as the percentage ownership of William Blair by such principal executive officers. The address for the listed officers is 222 West Adams St., Chicago, IL 60606.

Name	Position with William Blair	Ownership Percentage
John R. Ettelson	President, Chief Executive Officer, Executive Committee Member	N/A
Brent W. Gledhill	Global Head of Investment Banking, Executive Committee Member	N/A
Richard P. Kiphart	Head of Private Client Advisors, Executive Committee Member	N/A
John C. Moore	Head of Institutional Equities, Executive Committee Member	N/A
Michelle R. Seitz	Head of Investment Management, Executive Committee Member	N/A
Arthur J. Simon	General Counsel, Executive Committee Member	N/A
Jeffrey A. Urbina	Portfolio Manager, Executive Committee Member	N/A
Jon W. Zindel	Chief Financial Officer, Executive Committee Member	N/A
Similar Investment Companies Advised by William Blair. William Blair currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the Fund:

Account	Size*	Fee**
Northwestern Mutual Series Fund, Inc. Mid Cap Growth Stock Portfolio	$1,074 million	0.37%
Vanguard Mid Cap Growth Fund[1]	$1,469 million	0.23%[2]
William Blair Mid Cap Growth Fund[3]	$428 million	0.95%
[1] The Vanguard Mid Cap Growth Fund is a multi-managed fund for which William Blair manages only a portion of the assets (reflected above). The portion of the assets managed by William Blair is managed using an investment strategy similar to that of the Fund. Accordingly, the advisory fee and assets managed relate to the portion of the assets managed by William Blair.

2 In addition to the base advisory fee, the agreement provides for a performance based incentive fee.
[3] Pursuant to an advisory fee waiver agreement, William Blair has agreed to waive a portion of its compensation associated with this fund.
* Approximate Fund Size as of December 31, 2013
** Annual fee rate based on net assets of the fund.
Fees Paid to William Blair. The Advisor paid no fees to William Blair for the fiscal year ending
October 31, 2013 with respect to the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENTS

At its December 10, 2013 meeting, the Board considered whether to approve the Sub-advisory Agreements between the Advisor and each of Baird and William Blair for the Fund.
The Board considered the nature, quality and extent of services expected to be provided under each Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisors, investment approach of the Sub-Advisors, the experience and skills of the Sub-Advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing Sub-Advisors and that the Manager recommended each Sub-Advisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by each Sub-Advisor under its Sub-advisory Agreement are expected to be satisfactory.
The Board reviewed the historical one-year, three-year, five-year, and ten year performance returns and rankings as of September 30, 2013 of each Sub-Advisor in funds with investment strategies similar to the investment strategy for the fund, as compared to a Morningstar peer group and a relevant benchmark index. In addition, the Board also reviewed the hypothetical one-year, three-year, five-year and ten-year performance returns as of September 30, 2013 of the Fund assuming Baird and William Blair had been Sub-Advisers, as compared to the Fund’s actual returns, a Morningstar peer group and a relevant benchmark index. The Board concluded, based on the information provided, that the historical investment performance record of each Sub-Advisor was satisfactory.
The Board considered the proposed Sub-advisory fee for each Sub-Advisor, noting that the Manager will compensate the Sub-Advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the Sub-advisory services to be provided to the Fund under the Sub-advisory Agreements. The Board noted that the proposed Sub-advisory fee schedules include breakpoints and concluded that the Sub-advisory fee schedules reflect an appropriate recognition of economies of scale at currently anticipated asset levels. The Board found each Sub-Advisor’s proposed fee to be competitive for this strategy. In addition, in evaluating the Sub-advisory fees and the factor of profitability, the Board considered that the Sub-advisory fee rates were negotiated at arm’s-length between the Manager and the Sub-Advisor. On the basis of the information provided, the Board concluded that the proposed Sub-advisory fees were reasonable.
The Board also considered the character and amount of other incidental benefits to be received by the Sub-Advisors when evaluating the Sub-advisory fees. The Board noted that each Sub-Adviser may use soft dollars and that each Sub-Adviser’s policy is to use soft dollars within the Section 28(e) safe harbor. The Board concluded that taking into account these potential benefits, the proposed Sub-advisory fees were reasonable.
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-advisory Agreement are fair and reasonable and that approval of each Sub-advisory Agreement is in the best interests of the Fund.

FUND OWNERSHIP

As of the close of business March 06, 2014, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of March 06, 2014 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Share Class	Percentage of Ownership
PRINCIPAL LIFE INSURANCE CO	Institutional	49.87%
FBO PRINCIPAL FINANCIAL GROUP
ATTN RIS NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-9992

LIFETIME 2030 FUND	Institutional	15.38%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2040 FUND	Institutional	10.24%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 FUND	Institutional	9.90%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2050 FUND	Institutional	5.10%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

DELAWARE CHARTER GUARANTEE & TRUST	R-1	96.13%
FBO VARIOUS QUALIFED PLANS
711 HIGH STREET
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-2	93.26%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-3	92.90%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-4	97.23%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-5	90.36%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT

AGREEMENT executed as of the January 6, 2014, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and ROBERT W. BAIRD & CO. INCORPORATED, a Wisconsin Corporation (hereinafter called “the Sub-Advisor”).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each series of the Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection in connection with the investment advisory services for each series of the Fund identified in Appendix A (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services on the terms and conditions set forth herein; and

WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

(a)	The Amended and Restated Management Agreement between the Fund and the Manager (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission (“SEC”);

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the supervision and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall provide such services with respect to the portion of the assets of the Series allocated to it for management from time to time by the Manager. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized herein, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

Subject to the terms of this Agreement and applicable law, the Sub-Advisor shall have full discretionary authority to manage the assets of the Series designated by the Manager for management by the Sub-Advisor. As part of its services, the Sub-Advisor will:

(i)	Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(ii)
Furnish to the Board of Directors for approval (or any appropriate committee of such Board of Directors), and revise from time to time as economic conditions require, a recommended investment program for the Series consistent with the Series’ written investment objective and policies.

(iii)
Implement the approved investment program by placing orders for the purchase, sale and exchange of securities, “commodity interests” (as defined in the Commodity Exchange Act, as amended) and other financial instruments without prior consultation with the Manager and without regard to the length of time the securities and other financial instruments have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to (i) the provisions of the Fund's Articles of Incorporation and Bylaws and (ii) the requirements of the 1940 Act, as each of the same shall be from time to time in effect. The Sub-Advisor is also authorized to provide instructions to the Fund’s custodian relating to such purchase, sale and exchange of the Series’ portfolio holdings.

(iv)
Advise and assist the officers of the Fund, as reasonably requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(v)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission (“SEC”) thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information (together, the “Registration Statement”), subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement.

(vi)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(vii)
Upon request, provide reasonable assistance to the Board of Directors or valuation committee of the Fund with their determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Board of Directors; it being agreed that the Sub-Advisor shall have no responsibility for determining the fair value of the Series’ portfolio holdings.

(viii)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement. For the avoidance of doubt, the parties agree that the Sub-Advisor shall not be responsible for expenses related to the operation of the Fund, including, without limitation, compensation of the Fund’s officers or directors, the Fund’s brokerage commissions or taxes, or the Fund’s audit, accounting, administrative, transfer agency, custody, legal, registration, or insurance expenses.

(ix)
Open accounts with broker-dealers, futures commission merchants, banks and other financial institutions (collectively “broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients of the Sub-Advisor and its affiliates over time. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series and that aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances. At the Manager’s request, the Sub-Advisor will provide the Manager with the information required pursuant to Rule 31a-1(b)(9) of the 1940 Act. The Sub-Advisor will effect transactions with those broker-dealers which it believes provide favorable net prices and are capable of providing efficient executions, taking into consideration, among other things, order size, difficulty of execution, the operational capabilities, facilities and financial condition of the broker-dealer involved, whether that broker-dealer has risked its own capital in positioning a block of securities or other assets, and the prior experience of the broker-dealer in effecting transactions of the relevant types. The Sub-Advisor’s primary objective will be to obtain best execution with respect to all transactions for the Series. However, the Sub-Advisor may select brokers-dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor or its affiliates. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker-dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series and other accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(x)
Maintain all accounts, books and records with respect to the Series as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager. The Sub-Advisor may retain copies of any such records; provided, however, the Sub-Advisor is responsible for maintaining Fund records only insofar as is directly related to the services the Sub-Advisor provides to the Series.

(xi)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s code of ethics (the “Code of Ethics”) adopted pursuant to Rule 17j-1 as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(xii)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its personnel to meet with the Fund’s Board of Directors at the Fund’s principal place of business on reasonable prior notice to review the investments of the Series.

(xiii)
Provide such additional information in the possession of the Sub-Advisor or its affiliates related to the Sub-Advisor’s management of the Series that may be reasonably required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any changes in Sub-Advisor’s Senior Management (i.e. Chief Investment Officer and/or Chief Executive Officer) within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(xiv)
Vote proxies, exercise conversion or subscription rights, and respond to tender offers and other corporate actions relating to the Series’ portfolio holdings in the manner in which the Sub-Advisor believes to be in the best interests of the Series and in accordance with the Sub-Advisor’s policies and procedures then in effect. The Sub-Advisor’s obligations in the previous sentence extend only to the proxies or other materials that it actually receives and are contingent upon its timely receipt of such materials from the Manager. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process. The parties agree that Sub-Advisor shall not be responsible for the management, administration or enforcement of any legal claims that any Series may have, such as those related to class action lawsuits or bankruptcies, but Sub-Advisor will provide reasonable assistance with those matters to the Series or the Manager if requested to do so.

(xv) The Sub-Advisor shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved

3.    Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets; provided that, this Section shall not prohibit the Sub-Advisor from obtaining or using research services provided by such firms. The Manager agrees to provide a list of such other investment advisory firms to the Sub-Advisor, such list to be promptly updated by the Manager upon any changes thereto.

4.    Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.    Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its partners, members, directors, officers, employees, agents or affiliates shall be liable to the Manager, the Board of Directors, the Fund or its shareholders for any claim, expense or other loss suffered by the Manager or the Fund resulting from: (i) any error of judgment, mistake of law, or any other act or omission made by the Sub-Advisor in the good faith exercise of the Sub-Advisor's duties under this Agreement; (ii) any acts or omissions of the Manager or any other sub-advisor or service provider to the Fund; or (iii) acts of the Sub-Advisor which result from or are based upon acts of the Manager or any other service provider to the Fund, except to the extent such losses result from the willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its partners, members, directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

The Manager shall indemnify and hold harmless the Sub-Advisor (including its partners, members, directors, officers, employees, agents and affiliates) from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from: (i) the Manager's or its affiliates’ willful misfeasance, bad faith or gross negligence in connection with the performance of the Manager's obligations under this Agreement; (ii) the Manager's or its affiliates’ violation of applicable law or reckless disregard of the Manager’s obligations and duties under this Agreement; (iii) any acts or omissions of the Manager, its affiliates or any other service provider to the Fund with respect to the Fund or its shareholders; or (iv) any untrue statement of a material fact contained in, or any omission of a material fact required to be stated therein or necessary to make the statement therein not misleading in the Fund’s registration statement, proxy materials or reports filed with the SEC, unless and to the extent such untrue statement of a material fact or omission was made in reliance upon, and is consistent with, information furnished in writing to the Manager by the Sub-Advisor for use therein; provided, however, that the Manager's obligation under this Section shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Advisor, is caused by or is otherwise directly related to the Sub-Advisor's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which a party may have under any federal securities law or state law.

6.    Trade Errors

The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor will be shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors. Any gains which occur due to a Trade Error shall be retained by the Fund. For purposes under this Section, Trade Errors are defined as errors due to (i) erroneous orders by the Sub-Advisor for the Series that result in the purchase or sale of securities that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities for the Series in an unintended amount or price; or (iii) purchases or sales of financial instruments which violate the investment limitations or restrictions disclosed in the Registration Statement and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing.

7.    Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors.

The services of the Sub-Advisor to the Manager and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Advisor and of its affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Manager agrees that Sub-Advisor may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require Sub-Advisor, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

8.    Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body require pursuant to applicable laws and regulations.

9.    Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the Board of Directors or the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, or the Manager or by vote of a majority of the outstanding voting securities of the Series, in each case, on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

10.    Amendment of this Agreement

No amendment of this Agreement shall be effective until signed by both parties. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11.    General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be Robert W. Baird & Co. Incorporated, Attn: Baird Investment Management, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c)	The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)
the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)
the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, specifically naming the Fund or involving the affairs of the Fund.

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e) The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f) The Sub-Advisor acknowledges that the Series is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2)(iii)(B).

(g) The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager (not to be unreasonably withheld); provided, however, that the Manager consents to the Sub-Advisor’s use of the Manager’s name and the Fund and Series names in the Sub-Advisor’s representative client list that may be distributed to potential and existing clients and in the Sub-Advisor’s Form ADV Parts 1 and 2A and other regulatory filings so long as this Agreement is in effect.

(h)
The Manager shall promptly notify the Sub-Advisor of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

(i)
The Sub-Advisor shall promptly notify the Manager of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

(j)
Each party represents, warrants and covenants to the other party that (i) it has all requisite power and authority to enter into and perform its obligations under the Agreement, (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement, (iii) it has duly executed and delivered the Agreement, and (iv) this Agreement constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms. In addition, the Manager represents and warrants that it has the authority to engage the Sub-Advisor on behalf of each Series

(k)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

Principal Management Corporation

By ______________________________________
Michael J. Beer
Executive Vice President and COO

Robert W. Baird & Co. Incorporated

By    ______________________________________
Todd Haschker
Senior Vice President

APPENDIX A

Robert W. Baird & Co. Incorporated (“Baird”) shall serve as an investment sub-advisor for the Series identified below. The Manager will pay Baird, as full compensation for all services provided under this Agreement, a fee, computed daily and paid monthly, at an annual rate as shown below of the Series’ average daily net assets for that month allocated to Baird’s management.  Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the net assets allocated to Baird’s management. If the Manager requests that Baird raise cash in the Series portfolio in excess of 1.00% of the net assets for the purpose of funding redemptions from the Series, such amount requested shall be included in the Series net assets calculation.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Baird provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

MidCap Growth Fund III
Sub-Advisor’s Fee as a Percentage of Net Assets
First $600 million................................................	0.40%
Assets over $600 million....................................	0.35%

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT

AGREEMENT executed as of the December 27, 2013, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and WILLIAM BLAIR & COMPANY L.L.C., a Delaware Limited Liability Company (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each series of the Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection in connection with the investment advisory services for each series of the Fund identified in Appendix A (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services on the terms and conditions set forth herein; and

WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following :

(a)	The Amended and Restated Management Agreement between the Fund and the Manager (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the supervision and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall provide such services with respect to the portion of the assets of the Series allocated to it for management from time to time by the Manager. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized herein, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(i)	Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(ii)
Furnish to the Board of Directors for approval (or any appropriate committee of such Board of Directors), and revise from time to time as economic conditions require, a recommended investment program for the Series consistent with the Series’ written investment objective and policies.

(iii)	Implement the approved investment program by placing orders for the purchase, sale and exchange of securities, “commodity interests” (as defined in the Commodity Exchange Act, as amended) and other financial instruments without prior consultation with the Manager and without regard to the length of time the securities and other financial instruments have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to (i) the provisions of the Fund's Articles of Incorporation and Bylaws and (ii) the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(iv)
Advise and assist the officers of the Fund, as reasonably requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(v)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission (“SEC”) thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information (together , the “Registration Statement”), subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement.

(vi)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(vii)
Upon request, provide reasonable assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Board of Directors.

(viii)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(ix)
Open accounts with broker-dealers, futures commission merchants, banks and other financial institutions (collectively “broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients of the Sub-Advisor and its affiliates over time. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series and that aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances. At the Manager’s request, the Sub-Advisor will provide the Manager with the information required pursuant to Rule 31a-1(b)(9) of the 1940 Act. The Sub-Advisor will effect transactions with those broker-dealers which it believes provide favorable net prices and are capable of providing efficient executions, taking into consideration, among other things, order size, difficulty of execution, the operational capabilities, facilities and financial condition of the broker-dealer involved, whether that broker-dealer has risked its own capital in positioning a block of securities or other assets, and the prior experience of the broker-dealer in effecting transactions of the relevant types. The Sub-Advisor’s primary objective will be to obtain best execution with respect to all transactions for the Series. However, the Sub-Advisor may select brokers-dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor or its affiliates. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker- dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series and other accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(x)
Maintain all accounts, books and records with respect to the Series as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager. The Sub-Advisor may retain copies of any such records.

(xi)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s code of ethics (the “Code of Ethics”) adopted pursuant to Rule 17j-1 as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(xii)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its personnel to meet with the Fund’s Board of Directors at the Fund’s principal place of business on reasonable prior notice to review the investments of the Series.

(xiii)
Provide such additional information in the possession of the Sub-Advisor or its affiliates may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any changes in Sub-Advisor’s Senior Management (i.e. Chief Investment Officer and/or Chief Executive Officer) within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(xiv)
Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series in accordance with the Sub-Advisor’s proxy voting policy as most recently provided to the Manager. The Sub-Advisor’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials from the Manager. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets. The Manager agrees to provide a list of such other investment advisory firms to the Sub-Advisor, such list to be promptly updated by the Manager upon any changes thereto.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its partners, members, directors, officers, employees, agents or affiliates shall be liable to the Manager, the Board of Directors, the Fund or its shareholders for any claim, expense or other loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its partners, members, directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

6.	Trade Errors

The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor will be shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors. Any gains which occur due to a Trade Error shall be retained by the Fund. For purposes under this Section, Trade Errors are defined as errors due to (i) erroneous orders by the Sub-Advisor for the Series that result in the purchase or sale of securities that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities for the Series in an unintended amount or price; or (iii) purchases or sales of financial instruments which violate the investment limitations or restrictions disclosed in the Registration Statement and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing.

7.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors.

8.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body require pursuant to applicable laws and regulations.

9.	Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the Board of Directors or the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, or the Manager or by vote of a majority of the outstanding voting securities of the Series, in each case, on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

10.	Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11.	General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be 222 West Adams Street, Chicago, Illinois 60606.

(c)	The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)
the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)
the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, specifically naming the Fund or involving the affairs of the Fund.

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e) The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)
The Sub-Advisor acknowledges that the Series is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2)(iii)(B).

(g) The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager; provided, however, that the Manager consents to the Sub-Advisor’s use of the Manager’s name and the Fund name in the Sub-Advisor’s representative client list that may be distributed to potential and existing clients so long as this Agreement is in effect.

(h)
The Manager shall promptly notify the Sub-Advisor of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

(i)
The Sub-Advisor shall promptly notify the Manager of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

(j)
Each party represents, warrants and covenants to the other party that (i) it has all requisite power and authority to enter into and perform its obligations under the Agreement, (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement, (iii) it has duly executed and delivered the Agreement, and (iv) this Agreement constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms.

(k)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By ______________________________________
Michael J. Beer, Executive Vice President and CEO

WILLIAM BLAIR & COMPANY LLC

By ______________________________________
Heather Gardner, Partner

APPENDIX A

William Blair & Company L.L.C. (“William Blair”) shall serve as an investment sub-advisor for the Series identified below. The Manager will pay William Blair, as full compensation for all services provided under this Agreement, a fee, computed daily and paid monthly, at an annual rate as shown below of the Series’ average daily net assets for that month allocated to William Blair’s management. Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the net assets allocated to William Blair’s management. If the Manager requests that William Blair raise cash in the Series portfolio in excess of 1.00% of the net assets for the purpose of funding redemptions from the Series, such amount requested shall be included in the Series net assets calculation.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which William Blair provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

MidCap Growth Fund III
Sub-Advisor’s Fee as a Percentage of Net Assets
First $250 million................................................	0.50%
Next 250 million..................................................	0.45%
Next 500 million..................................................	0.35%
Assets over $1 billion..........................................	0.33%